Exhibit 10.48
LEASE EXTENSION AGREEMENT
This LEASE EXTENSION AGREEMENT (the “First Extension”) is made this 18th day of June, 2007 and is made a part of that certain Lease dated August 28, 2006, between WARNER COURTYARDS, LLC., an Arizona Limited Liability Company, METZGER WARNER COURTYARDS, LLC., a Delaware Limited Liability Company, PARK 3020, LLC., an Arizona Limited Liability Company, and PARK 3030, LLC., an Arizona Limited Liability Company, (“Landlord”) and CATALYTICA ENERGY SYSTEMS, INC., a Delaware Corporation (“Tenant”) regarding Suite 132 at the Warner Courtyards project, 301 W. Warner Road, Tempe, Arizona.
WHEREAS, said Landlord and Tenant wish to amend said Lease Agreement in the manner and to the extent hereinafter set forth.
NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby mutually acknowledged, Landlord and Tenant agree as follows:
1. The term of the Lease is set to expire on September 30, 2007, and Landlord and Tenant desire to extend the term of the Lease for a period of six months, from October 1, 2007 through March 31, 2008.
2. Effective October 1, 2007, the Minimum Monthly Rent for the Leased Premises shall be as follows:
                              October 1, 2007 through March 31, 2008:            $4,456.44
3. As hereby amended, all other terms and conditions of the Lease shall remain in full force and effect.

LANDLORD	TENANT
WARNER COURTYARDS, LLC.	CATALYTICA ENERGY SYSTEMS,
An Arizona Limited Liability Company	INC., a Delaware Corporation

By Hannay Investment Properties, Inc.,
An Arizona Corporation, Its Manager

/s/ R. Craig Hannay	/s/ Richard Weinroth

By: R. Craig Hannay	By: Richard Weinroth
Its: President	Its: Secretary and Corporate Counsel
Date 6/18/07	Date June 5, 2007

METZGER WARNER COURTYARDS, LLC.
A Delaware Limited Liability Company

By Hannay Investment Properties, Inc.,
An Arizona Corporation, Its Attorney in Fact

/s/ R. Craig Hannay
By: R. Craig Hannay
Its: President

PARK 3020, LLC,
An Arizona Limited Liability Company

By Hannay Investment Properties, Inc.,
An Arizona Corporation, Its Manager

/s/ R Craig Hannay
By: R Craig Hannay
Its: President

PARK 3030, LLC,
An Arizona Limited Liability Company

By Hannay Investment Properties, Inc.,
An Arizona Corporation, Its Manager

/s/ R. Craig Hannay
By: R. Craig Hannay
Its: President